Property, Plant, and Equipment, net	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Property, Plant, and Equipment, net

8. Property, Plant and Equipment, net

Property, plant and equipment consists of the following:

	December 31,
	2024	2023
Land and buildings	$5,337	$2,679
Forestlands	251	78
Plant and equipment	22,306	8,860
Construction in progress	1,517	656
Finance lease right-of-use assets	419	32
Property, plant and equipment at cost	29,830	12,305
Less: Accumulated depreciation, depletion and amortization	(7,155)	(6,514)
Property, plant and equipment, net	$22,675	$5,791

Depreciation, depletion and amortization expense for the year ended December 31, 2024, 2023 and 2022 was $1,363 million, $528 million and $512 million, respectively and is recognized within “Cost of goods sold” and “Selling, general and administrative expenses” in the Consolidated Statements of Operations.

In fiscal 2024, due to restructuring, we recognized impairment charges of $23 million in the North America segment and $1 million in the Europe, MEA and APAC segment, respectively. In fiscal 2023, due to restructuring, we recognized an impairment charge of $5 million in the Europe, MEA and APAC segment. In fiscal 2022, we recognized an impairment charge of $55 million in the Europe, MEA and APAC segment prior to classifying the Russian disposal group as held for sale (refer to “Note 20. Disposal of Russian Operations”) and an impairment charge of $14 million in the North America segment due to restructuring.

Non-cash additions to property, plant and equipment included within accounts payable were $384 million, $235 million and $187 million at December 31, 2024, 2023 and 2022, respectively.